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                                                                    Exhibit 32.1

                                  CERTIFICATION
                                       OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Manhattan Pharmaceuticals, Inc. do hereby certify that:

                  (a) the Quarterly Report on Form 10-QSB of Manhattan Pharmaceuticals, Inc. for the quarter ended March 31, 2003 (the "Report:) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Manhattan Pharmaceuticals, Inc.



Dated: August 14, 2003      /s/ Leonard Firestone
                           --------------------------------------------------
                           Leonard Firestone
                           President and Chief Executive Officer


Dated: August 14, 2003      /s/ Nicholas J. Rossettos
                           --------------------------------------------------
                           Nicholas J. Rossettos
                           Chief Financial Officer and Chief Operating Officer



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